                                                                       EXHIBIT J


                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Edge Petroleum Corporation, a Delaware corporation, and further agree that this Agreement shall be included as an Exhibit to such joint filings.

     The undersigned further agree that each party hereto is responsible for timely filing of such Statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness or accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

     In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement this 13th day of March, 1997.


                                     /s/ John Sfondrini
                                     ________________________________________
                                     John Sfondrini


                                     NAPAMCO, LTD., a Connecticut corporation



                                     By:  /s/ John Sfondrini
                                         ____________________________________
                                         John Sfondrini
                                         President


                                     NAPAMCO, LTD., a New York corporation



                                     By:  /s/ John Sfondrini
                                         ____________________________________
                                         John Sfondrini
                                         President

                                     EDGE HOLDING COMPANY PARTNERSHIP



                                     By:  /s/ John Sfondrini
                                         ____________________________________
                                         John Sfondrini
                                         General Partner



                                     EDGE GROUP PARTNERSHIP
                                     By:  Edge I Limited Partnership,
                                          Edge II Limited Partnership and
                                          Edge III Limited Partnership
                                          General Partners



                                          By:  /s/ John Sfondrini
                                              _______________________________
                                              John Sfondrini
                                              General Partner


                                     EDGE I LIMITED PARTNERSHIP



                                     By:  /s/ John Sfondrini
                                         ____________________________________
                                         John Sfondrini
                                         General Partner



                                     EDGE II LIMITED PARTNERSHIP



                                     By:  /s/ John Sfondrini
                                         ____________________________________
                                         John Sfondrini
                                         General Partner

                                     EDGE III LIMITED PARTNERSHIP



                                     By:  /s/ John Sfondrini
                                         ____________________________________
                                         John Sfondrini
                                         General Partner